                          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 2004

                                                                                              REGISTRATION NO. 333-111029
=========================================================================================================================

                                            SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, D.C. 20549

                                            ---------------------------------

                                                         FORM S-8

                                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                            ---------------------------------

                                                      K-FED BANCORP
                                  (Exact name of registrant as specified in its charter)


           FEDERAL                                                                                     20-041486
(State or other jurisdiction of                                                                    (I.R.S. Employer
incorporation or organization)                                                                     Identification No.)

                                                   1359 N. GRAND AVENUE
                                                 COVINA, CALIFORNIA 91724
                               (Address of principal executive offices, including zip code)

                                           -----------------------------------

                                                   KAISER FEDERAL BANK
                                                   EMPLOYEES' SAVINGS &
                                              PROFIT SHARING PLAN AND TRUST
                                                 (Full title of the plan)

                                            ----------------------------------


                                                         Copy to:

                     KAY M. HOVELAND                                          RICHARD S. GARABEDIAN, ESQ.
            PRESIDENT, CHIEF EXECUTIVE OFFICER                      JENKENS & GILCHRIST, A PROFESSIONAL CORPORATION
                       K-FED BANCORP                                           901 15TH STREET SUITE 900
                   1359 N. GRAND AVENUE                                      WASHINGTON, D.C. 20005-23401
                 COVINA, CALIFORNIA 91724                                           (202) 326-1500
                     (888) 869-9358

     (Name, address, and telephone number including area code of agent for service for service)



                                             CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------
                                                      Proposed maximum      Proposed maximum
           Title of                 Amount to          offering price           aggregate              Amount of
 securities to be registered      be registered          per share           offering price         registration fee
------------------------------------------------------------------------------------------------------------------------
Participation Interests                 (1)                 $--                $2,200,000               $279(2)
------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, this registration statement covers an indeterminate number of additional shares of common stock which, by reason of certain events specified in the employee benefit plan described herein, may become subject to the employee benefit plan.
(2) In accordance with 17 CFR 230.457(h), where securities are to be offered pursuant to an employer benefit plan, the aggregate offering price and the amount of the registration fee are computed with respect to the maximum number of shares of common stock that may be purchased with the current assets of the plan.

THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE IMMEDIATELY UPON FILING IN ACCORDANCE WITH SECTION 8(A) OF THE
SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.462.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

The documents containing the information specified in Part I of Form S-8 will be sent or given to participants in the Kaiser Federal Bank Employees' Savings & Profit Sharing Plan and Trust, which we refer to as the Plan, as specified by Rule 428(b)(1) promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Such documents are not being filed with the U.S. Securities and Exchange Commission, but constitute (along with the documents incorporated by reference into the Registration Statement pursuant to Item 3 of Part II hereof) a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933, as amended.


                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents previously or concurrently filed by K-Fed Bancorp with the U.S. Securities and Exchange Commission are hereby incorporated by reference in this registration statement:

                  (a) K-Fed Bancorp's prospectus and prospectus supplement, including a copy of Plan contained in Exhibit A to the prospectus supplement, filed on Form S-1 (File No. 333-111029) on February 11, 2004, with the U.S. Securities and Exchange Commission;

                  (b) The description of the Registrant's common stock, par value $0.01 per share, of K-Fed Bancorp set forth in the Registration Statement on Form 8-A12G, filed with the U.S. Securities and Exchange Commission on February 13, 2004, including any amendment or report filed for the purpose of updating such description.

                  (c) The Plan's annual report on Form 11-K for the year ended December 31, 2003, to be filed with the U.S. Securities and Exchange Commission on June 30, 2004.

                  (d) All documents filed by the Registrant and the Plan, where applicable, pursuant to the Sections 13(a) and (c), 14, or 15(d) of the Exchange Act of 1934 after the date hereof and prior to the filing of a post-effective amendment which deregisters all securities then remaining unsold.

         All documents subsequently filed by K-Fed Bancorp with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated by reference into this Registration Statement and to be a part thereof from the date of the filing of such documents. Any statement contained in the documents incorporated, or deemed to be incorporated, by reference herein or therein shall be deemed to be modified or superseded for purposes of this Registration Statement and the Prospectus to the extent that a statement contained herein or therein or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein or therein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement and the Prospectus.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Sections 545.121 of OTS Regulations (12 C.F.R. ss.ss. 545.121) sets forth the ability of a federal savings & loan association to indemnify its officers and directors. This section provides that a savings association shall indemnify any person against whom an action is brought or threatened because that person is or was a director, officer or employee of the association for:
(1) any amount for which that person become liable under a judgment; and (2) reasonable costs and expenses, including reasonable attorney's fees, paid or incurred by that person in defending or settling such action, or in enforcing his or her rights under such section if he or she attains a favorable judgment in such enforcement action.

         Indemnification shall be made to such individuals if (1) final judgments on the merits is in the individual's favor; or (2) in case of (i) settlement; (ii) final judgment against the individual, or (iii) final judgment in the individual's favor, other than on the merits, if a majority of the disinterested directors determine that the individual was acting in good faith within the scope of his or her employment or authority as he or she could have reasonably perceived it under the circumstances and for a purpose he or she could reasonably have believed under the circumstances was in the best interests of the savings association of its members.

         The section also provides that no indemnification may be made unless the association gives the OTS 60 days notice of its intention to make such indemnification.

         In addition to providing indemnification, under OTS regulations, a savings association may obtain insurance to protect it and its officers, directors and employees from potential losses arising from claims against any of them for alleged wrongful acts, or wrongful acts, committed in their capacity as directors, officers or employees. However, the savings association may not obtain insurance which provides for payment of losses of any person incurred as a consequence of his or her willful or criminal misconduct.

         Section 545.121 of OTS regulations is subject to and qualified by 12 U.S.C. ss. 1821(k) which provides in general that a director or officer of an insured depository institution may be held personally liable for monetary damages by, on behalf of, or at the request or direction of the Federal Deposit Insurance Corporation in certain circumstances.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

ITEM 8.  EXHIBITS

         Exhibit           Description of Exhibit
         -------           ----------------------

         4.1 Charter of K-Fed Bancorp (previously filed with the U.S. Securities and Exchange Commission on December 9, 2003, as
                  Exhibit 3.1 to K-Fed Bancorp's Registration Statement on Form S-1 (File No. 333-111029) and incorporated herein by reference)

         4.2 Bylaws of K-Fed Bancorp (previously filed with the U.S. Securities and Exchange Commission on December 9, 2003, as
                  Exhibit 3.2 to K-Fed Bancorp's Registration Statement on Form S-1 (File No. 333-111029) and incorporated herein by reference)

         4.3 Kaiser Federal Bank Employees' Savings & Profit Sharing Plan and Trust, which is contained as Exhibit A to the prospectus supplement which was included in K-Fed Bancorp's Form S-1 previously filed with the U.S. Securities and Exchange Commission on December 9, 2003, (File No. 333-111029) and incorporated herein by reference)

         23.1     Consent of Jenkens & Gilchrist, A Professional Corporation

         23.2     Consent of McGladrey & Pullen LLP

         24       Power of Attorney*

--------------------

*        Contained in Signature Page

ITEM 9.  UNDERTAKINGS.

         A.       The undersigned registrant hereby undertakes:

                  (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933 (the "Securities Act"), each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covina, State of California, on February 25, 2004.

                                   K-Fed Bancorp


                                   By: /s/ Kay M. Hoveland
                                       -------------------
                                       Kay M. Hoveland
                                       President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that each individual whose signature appears below hereby constitutes and appoints Kay M. Hoveland his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates included:

    SIGNATURE                                 CAPACITY                             DATE
    ---------                                 --------                             ----

/s/ Kay M. Hoveland               President, Chief Executive Officer,       February 25, 2004
-------------------               and Director of the Company
Kay M. Hoveland                   (Principal Executive Officer)


/s/ Daniel A. Cano                Chief Financial Officer of the Company    February 25, 2004
------------------                (Principal Financial and Accounting
Daniel A. Cano                    Officer)


/s/ James L. Breeden              Chairman of the Board and Director        February 25, 2004
--------------------              of the Company
James L. Breeden


/s/ Robert C. Steinbach           Director of the Company                   February 25, 2004
-----------------------
Robert C. Steinbach


/s/ Gerald A. Murbach             Director of the Company                   February 25, 2004
---------------------
Gerald A. Murbach


/s/ Frank G. Nicewicz             Director of the Company                   February 25, 2004
---------------------
Frank G. Nicewicz


/s/ Rita H. Zwern                 Director of the Company                   February 25, 2004
-----------------
Rita H. Zwern


/s/ Marilyn T. Owsley             Director of the Company                   February 25, 2004
---------------------
Marilyn T. Owsley

                                  EXHIBIT INDEX
                                  -------------

         Exhibit           Description of Exhibit
         -------           ----------------------

         4.1 Charter of K-Fed Bancorp (Previously filed with the U.S. Securities and Exchange Commission on December 9, 2003, as
                  Exhibit 3.1 to K-Fed Bancorp's Registration Statement on Form S-1 (File No. 333-111029) and incorporated herein by reference)

         4.2 Bylaws of K-Fed Bancorp (Previously filed with the Securities and Exchange Commission on December 9, 2003, as Exhibit 3.2 to K-Fed Bancorp's Registration Statement on Form S-1 (File No. 333-111029) and incorporated herein by reference)

         4.3 Kaiser Federal Bank Employees' Savings & Profit Sharing Plan and Trust, which is contained as Exhibit A to the prospectus supplement which is part of K-Fed Bancorp's Form S-1 previously filed with the U.S. Securities and Exchange Commission on February 11, 2004, (File No. 333-111029) and incorporated herein by reference)

         23.1*    Consent of Jenkens & Gilchrist, A Professional Corporation

         23.2*    Consent of McGladrey & Pullen LLP

         24**     Power of Attorney

--------------------

*        Filed herewith
**       Contained in Signature Page

[LOGO] McGladrey & Pullen
Certififed Public Accountants

                                                  18401 Von Karman Avenue
                                                  5th Floor
                                                  Irvine, CA 92679
                                                  T 949.255.8500  F 949.255.5901




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We consent to the incorporation by reference in this Registration Statement of K-Fed Bancorp on Form S-8 of our report, dated July 11, 2003 included in the prospectus of K-Fed Bancorp on Form S-1/A (File No. 333-111029).


/s/ McGladrey & Pullen LLP

McGladrey & Pullen LLP



Irvine, California

February 24, 2004

Board of Directors
K-Fed Bancorp
1359 N. Grand Avenue
Covina, California 91724


Members of the Board:

         We consent to the use on the Form S-8, pertaining to Kaiser Federal Bank Employees' Savings & Profit Sharing Plan and Trust, filed with the U.S. Securities and Exchange Commission, to our opinions, dated December 4, 2003 appearing in the prospectus filed by K-Fed Bancorp (File No. 333-111029) on February 11, 2004, with the U.S. Securities and Exchange Commission.


                                                   /s/ Jenkens & Gilchrist, P.C.
                                                   -----------------------------
                                                       Jenkens & Gilchrist, P.C.



February 25, 2004